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                         SUPPLEMENT TO THE PROSPECTUS OF
                            TCW GALILEO FUNDS, INC.
                              DATED: MAY 20, 1996



     The name of the "TCW Galileo High Grade Fixed Income Fund" on page 1 and throughout the Prospectus is changed to "TCW Galileo Core Fixed Income Fund".

     The following sentence has been added after the last sentence of the section "Expenses of the Fund" on page 4 of the Prospectus and after the last sentence of the sixth paragraph under the section "Advisory and Sub-Advisory Agreements" on page 50 of the Prospectus:

          With respect to the Core Fixed Income, the Adviser has agreed to reduce its annual management fee to 0.35% of the Fund's average net assets until October 31, 1997.

     The section titled "TCW Galileo High Grade Fixed Income Fund" beginning on page 26 is replaced in its entirety by the following:

TCW GALILEO CORE FIXED INCOME FUND

     TCW Galileo Core Fixed Income Fund seeks to provide above-average total return from capital appreciation and income through investment principally in high credit quality fixed income instruments, including U.S. government bonds, corporate bonds, mortgage-backed securities and asset-backed securities. The Fund invests in high quality securities and applies a controlled risk approach to the management of those securities. It is a fundamental policy of the Fund to invest at least 65% of its total assets in fixed income securities rated A or higher by Moody's and S&P under normal circumstances.

     Fixed income securities appropriate for the Fund may include obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"), bonds, notes, mortgages, debentures, equipment trust certificates, participation certificates, non-convertible preferred stock, mortgage-backed securities, asset-backed debt securities, dollar and non-dollar-denominated instruments issued by foreign governments or companies and corporate and other high-grade securities bearing fixed or variable stated rates. The Fund is not limited as to the maturities of the debt securities in which it invests and the Fund's average portfolio maturity is likely to vary from time to time. Securities in the Fund's portfolio are typically high grade securities (securities rated A or better by Moody's or S&P) that will generate less income than securities rated below A; high grade securities, however, generally have less credit risk and are more readily marketable than securities rated below A. The Adviser will

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dispose of an investment grade security if all ratings assigned to that security drop below investment grade and the Adviser determines that the credit characteristics of the security no longer qualify it for treatment as investment grade. These dispositions, if any, will be made in a manner intended to minimize disruptions in the Fund's portfolio.

      The controlled risk approach involves techniques intended to control the principal risk components of the fixed income markets. These components include security selection within a given sector, relative performance of the various market sectors, the shape of the yield curve, and fluctuations in the overall level of interest rates. The Adviser also utilizes active asset allocation in an effort to obtain incremental returns. However, there can be no assurance that these approaches will be successful.

     The Fund attempts to monitor exposure to changes in the overall level of interest rates using a statistic called "duration," which measures approximately the volatility of a bond's price for a given change in interest rates. The duration of a bond is the present-value-weighted average time to receipt of all of the bond's cash-flows, including both coupons and principal. The Fund seeks to control the risks associated with changes in interest rates by limiting the difference in the weighted average duration of all of the portfolio securities in the Fund compared to the market's duration.

     The Fund may invest up to 20% of its total assets in securities rated below A by Moody's and S&P, but will hold no more than 15% of its total assets in securities rated below investment grade. Securities rated below investment grade are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments, and generally involve more risk of loss of principal and income than investment grade securities. Also, their yields and market value tend to fluctuate more than higher-rated securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated securities to be less creditworthy. For a further discussion of the risks associated with high yield lower rated securities, see page 58 of this Prospectus.

     The Fund may also invest up to 20% of its total assets in securities issued by foreign governments or companies which are investment grade-rated or equivalent and which are denominated in foreign currencies. In conjunction with making these investments, the Fund may attempt to hedge the currency risk of such securities by purchasing or selling foreign currency futures contracts (and options on such contracts) and foreign currency

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forward contacts with respect to such foreign currencies. To mitigate the effects of foreign currency exchange rate fluctuations on the Fund's portfolio, the Fund will also limit its investment in securities denominated in any single foreign currency to not more than 5% of its total assets.

     The Fund may enter into repurchase agreements and purchase and sell securities on a when issued, forward commitment or when, as and if issued basis. The Fund may also engage in interest rate hedging transactions by investing in or writing options on U.S. Government Securities. Subject to certain limitations, the Fund may enter into repurchase agreements, futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest in collateralized mortgage obligations ("CMOs"). The Fund may also invest in stripped mortgage securities (including interest-only securities) which are highly sensitive to changes in interest and prepayment rates and exhibit great price volatility than other CMOs. The Fund also may enter into reverse repurchase agreements for temporary borrowing purposes and may borrow money through the use of mortgage dollar rolls as part of its investment strategy.
See "Risk Considerations - Reverse Repurchase Agreements and Mortgage Dollar Rolls" and "Risk Considerations - Risk Associated with Mortgage Backed Securities". See the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices and types of securities.

     The last two sentences of the sixth paragraph on page 28 under the section heading "TCW High Yield Bond Fund" is hereby replaced by the following:

     The Fund may invest in securities of foreign companies. The Fund will not invest more than 10% of the value of its total assets, measured at the time of purchase, in Eurodollar securities which are fixed income securities of a U.S. or foreign issuer that are issued in U.S. dollars outside the United States. This 10% limit shall not apply to securities issued or guaranteed by Canadian companies, provided that the interest and principal on such securities is payable in U.S. dollars. The interest on Eurodollar securities is payable in U.S. dollars outside the United States. The Fund will not invest more than 5% of the value of its total assets, at the time of purchase, in non-dollar denominated foreign securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. For a discussion of the risks of foreign securities, see "Risk Considerations - Foreign Securities". In addition, see the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices and types of securities.

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     The first sentence of the first paragraph on page 32 under the section heading "TCW Galileo Mid-Cap Growth Fund" is hereby replaced by the following:

     The Mid-Cap Growth Fund seeks long-term growth of capital by investing at least 65% of total assets under normal circumstances in publicly-traded equity securities issued by medium-sized companies whose market capitalizations, at time of acquisition, are in the $300 million to $5 billion range and that, in the opinion of the Adviser, exhibit superior earnings growth prospects and attractive stock market valuations.

     The second sentence of the second paragraph on page 32 under the section heading "TCW Galileo Mid-Cap Growth Fund" is hereby replaced by the following:

     Quantitative and qualitative criteria will also be used to screen the companies within the $300 million to $5 billion market capital range thereby providing the Adviser with a list of potential investment securities.

     The subsection entitled "Portfolio Management" pertaining to the Core Fixed Income Fund on page 47 is hereby amended by substituting the following individuals:

Mark L. Attanasio        Group Managing Director, the Adviser since April 1995.
                         From April 1991 to March 1995 he was Co-Chief Executive
                         Officer and Chief Portfolio Strategist of Crescent
                         Capital Corporation and prior to April 1991 a Managing
                         Director of Drexel Burnham Lambert.

Philip A. Barach         Group Managing Director, the Adviser, TCW Asset
                         Management Company and Trust Company of the West; Vice
                         President, several TCW/DW Funds since September 1992.

Walter J. Blasberg, CFA  Managing Director, the Adviser, TCW Asset Management
                         Company and Trust Company of the West since June 1995. Prior to its acquisition by TCW, he was President and Chief Executive Officer of Continental Asset Management.

Jeffrey E. Gundlach      Group Managing Director, the Adviser, TCW Asset
                         Management Company and Trust Company of the West; Vice
                         President, several TCW/DW Funds since September 1992.

Frederick H. Horton      Managing Director and Deputy Chief Investment Officer -
                         Domestic Fixed Income, the Adviser, TCW Asset
                         Management Company and Trust Company of the West;
                         Senior Portfolio Manager for Dewey Square Investors from June 1992 through September 1993; before June 1992
                         Head of Mortgage Strategies and Senior Portfolio
                         Manager for Putnam Companies; Vice President several
                         TCW/DW Funds since December 1994.

October 31, 1996

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